UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2011

State Bancorp, Inc.

(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza

Jericho, NY 11753

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 465-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

State Bancorp, Inc. (“State Bancorp”), parent company of State Bank of Long Island (“State Bank”), today reported that State Bancorp’s common stock will be delisted from the NASDAQ Stock Exchange after the close of business on December 30, 2011 in connection with the completion of the merger of State Bancorp into Valley National Bancorp (“Valley”), which will be effective on January 1, 2012. The Valley common stock being issued to State Bancorp stockholders as the merger consideration will begin trading under the Valley symbol “VLY” on the New York Stock Exchange as of January 3, 2012.

A copy of the press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit 99.1	Press release dated December 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2011	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Press release dated December 30, 2011

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